UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	February 23, 2006

INSITUFORM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10786	13-3032158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Spirit 40 Park Drive, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code	(636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 28, 2006, the Compensation Committee of Insituform Technologies, Inc. (the “Company”) approved cash bonuses to the Company’s executive officers under the Company’s annual incentive plan for the 2005 fiscal year, payable on or before March 15, 2006, in the following amounts: $75,000 to Thomas S. Rooney, Jr., the Company’s President and Chief Executive Officer; $50,000 to Thomas E. Vossman, the Company’s Senior Vice President and Chief Operating Officer; and $40,000 to David F. Morris, the Company’s Vice President, General Counsel and Secretary.

At the same meeting, the Compensation Committee established the performance objective under the Company’s long-term incentive plan for the 2006 - 2008 performance period. All of the executive officers of the Company participate in the long-term incentive plan, which provides for the payment of a cash bonus to each executive officer after the completion of the performance period based on the Company’s level of achievement of the pre-established performance objective for the period. The performance objective established for the 2006 - 2008 performance period is a targeted aggregate return on equity for the period calculated based on the targeted annual return on equity under the Company’s five-year strategic plan for each respective year during the period. The range of percentages of base salary payable to executive officers as a cash bonus after the completion of the performance period was previously approved by the Compensation Committee at its meeting on January 5, 2006 and disclosed in the Company’s Current Report on Form 8-K filed on January 11, 2006.

Item 2.02.  Results of Operations and Financial Condition.

The Company issued an earnings release on February 23, 2006, to announce its financial results for the fourth quarter and year ended December 31, 2005. A copy of the February 23, 2006 earnings release is furnished herewith as Exhibit 99.1. On February 24, 2006, the Company held a conference call in connection with its February 23, 2006 earnings release. A transcript of the conference call is furnished herewith as Exhibit 99.2.

Item 7.01.  Regulation FD Disclosure.

The information contained in Item 2.02 of this report, including Exhibits 99.1 and 99.2, is incorporated by reference into this Item 7.01, and is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(c)	The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Earnings Release of Insituform Technologies, Inc., dated February 23, 2006.

99.2	Transcript of Insituform Technologies, Inc.’s February 24, 2006 conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITUFORM TECHNOLOGIES, INC.

By: /s/ David F. Morris
David F. Morris
Vice President, General Counsel and Secretary

Date: March 1, 2006

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 6.01 of Regulation S-K.

Exhibit	Description

99.1	Earnings Release of Insituform Technologies, Inc., dated February 23, 2006.

99.2	Transcript of Insituform Technologies, Inc.’s February 24, 2006 conference call.